Putnam
Ultra Short Duration Income Fund

Summary prospectus
11 | 30 | 21

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS N	CLASS R	CLASS R6	CLASS Y
	PSDTX	PSDBX	PSDLX	PSDNX	PSDRX	PSDQX	PSDYX

Putnam Ultra Short Duration Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 11/30/21, are incorporated by reference into this summary prospectus.

Goal

Putnam Ultra Short Duration Income Fund seeks as high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about sales charge discounts is available from your financial professional and in How do I buy fund shares? beginning on page 16 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	NONE	NONE*
Class B	NONE	NONE**
Class C	NONE	NONE***
Class N	1.50%	0.25%†
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.27%	0.10%	0.09%	0.46%	(0.06)%	0.40%
Class B	0.27%	0.50%	0.09%	0.86%	(0.06)%	0.80%
Class C	0.27%	0.50%	0.09%	0.86%	(0.06)%	0.80%
Class N	0.27%	0.25%	0.09%	0.61%	(0.06)%	0.55%
Class R	0.27%	0.50%	0.09%	0.86%	(0.06)%	0.80%
Class R6	0.27%	N/A	0.08%	0.35%	(0.06)%	0.29%
Class Y	0.27%	N/A	0.09%	0.36%	(0.06)%	0.30%
*	Class A shares purchased directly from the fund are not subject to any contingent deferred sales charge (CDSC). However, class A shares of the fund that were obtained in exchange for class A shares of another Putnam Fund that were subject to CDSC of 1.00% at the time of exchange may be subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.
**	Class B shares purchased directly from the fund are not subject to any CDSC. However, class B shares of the fund that were obtained in exchange for class B shares of another Putnam Fund that were subject to a CDSC of up to 5.00% at the time of exchange may be subject to a CDSC unless the prescribed time period has expired or a CDSC waiver applies.
***	Class C shares purchased directly from the fund are not subject to any CDSC. However, class C shares of the fund that were obtained in exchange for class C shares of another Putnam Fund that were subject to CDSC of 1.00% at the time of exchange may be subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.
†	Applies only to certain redemptions of shares bought with no initial sales charge.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least November 30, 2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$41	$142	$252	$573
Class B*	$582	$568	$671	$940
Class B (no redemption)	$82	$268	$471	$940
Class C	$182	$268	$471	$940
Class N	$205	$336	$479	$895
Class R	$82	$268	$471	$1,055
Class R6	$30	$106	$190	$437
Class Y	$31	$110	$196	$450

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*	Reflects assessment of deferred sales charge assuming class B shares were acquired by exchange from one or more other Putnam funds immediately after purchase of shares from such other fund(s).

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 63%.

Investments, risks, and performance

Investments

We invest in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. We may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund.

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The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that the issuer of a fixed income investment may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest rate risk is generally greater for longer-term debt. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Year-to-date performance through 9/30/21	0.13%
Best calendar quarter Q2 2020	2.34%
Worst calendar quarter Q1 2020	-1.35%

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Average annual total returns after sales charges (for periods ended 12/31/20)

Share class	1 year	5 years	Since inception (10/17/11)
Class A before taxes	1.38%	1.65%	1.15%
Class A after taxes on distributions	0.98%	1.02%	0.71%
Class A after taxes on distributions and sale of fund shares	0.80%	0.99%	0.69%
Class B before taxes	0.98%	1.26%	0.80%
Class C before taxes	0.98%	1.26%	0.75%
Class N before taxes*	–0.29%	1.21%	0.84%
Class R before taxes	0.98%	1.24%	0.75%
Class R6 before taxes**	1.59%	1.78%	1.27%
Class Y before taxes	1.48%	1.74%	1.26%
ICE BofA U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.74%	1.23%	0.70%
*	Performance shown for class N shares prior to their inception (11/1/18) is derived from the historical performance of class A shares, adjusted for the sales charge and higher 12b-1 fees currently applicable to class N shares.
**	Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.
ICE BofA Indexes: ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Effective March 1, 2021, Class C shares generally convert to Class A shares eight years after purchase. Prior to March 1, 2021, Class C shares generally converted to Class A shares ten years after purchase. Class C share performance does not reflect conversion to class A shares after eight years; had it, returns for the since inception period would have been higher.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Joanne Driscoll
Head of Short Term Liquid Markets,
portfolio manager of the fund since 2011

Andrew Benson
Portfolio Manager, portfolio manager
of the fund since 2021

Michael Lima
Portfolio Manager, Analyst, portfolio manager
of the fund since 2019

Michael Salm
Chief Investment Officer, Fixed Income,
portfolio manager of the fund since 2011

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Sub-advisor

Putnam Investments Limited*

*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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